UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21306

Franklin Mutual Recovery Fund
(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705
Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100

Date of fiscal year end: 03/31

Date of reporting period: 03/31/13

Item 1. Reports to Stockholders.

MARCH 31, 2013

ANNUAL REPORT
AND SHAREHOLDER LETTER

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VALUE

Franklin
Mutual Recovery Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

Annual Report

Franklin Mutual Recovery Fund

Your Fund's Goal and Main Investments: Franklin Mutual Recovery Fund's goal is capital appreciation. The Fund seeks to achieve superior risk-adjusted returns with a moderate correlation to U.S. equity markets by investing in distressed companies, merger arbitrage securities and special situation/undervalued securities. The Fund may take long and short positions, with the latter typically utilized in connection with the merger arbitrage strategy.

Asset Allocation
Based on Total Net Assets as of 3/31/13

Equity & Equity-Linked 47.5%
Distressed Debt & Reorganization Securities 20.1%
Merger Arbitrage 6.9%
High Yield 6.8%
Short-Term Investments & Other Net Assets* 18.7%

*Net of short positions.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ***franklintempleton.com*** *or call* ***(800) 342-5236*** *for most recent month-end performance.*

This annual report for Franklin Mutual Recovery Fund covers the fiscal year ended March 31, 2013.

Performance Overview

For the 12 months under review, Franklin Mutual Recovery Fund – Class A had a +12.92% cumulative total return. In comparison, U.S. stocks, as measured by the Fund's benchmark, the Standard & Poor's 500 Index (S&P 500), produced a total return of +13.96% for the same period.[1]

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). **The SOI begins on page 23.**

6 | Annual Report

The Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index, which serves as a transparent benchmark for the U.S. government bond market, generated a 12-month total return of +2.19%.[2]

The performance of the Fund relative to the Bloomberg index is used as the basis for calculating the performance adjustment to the base management fee paid to the Fund's adviser. (Please refer to Notes 4a and 4f in the Notes to Financial Statements for additional information related to the performance adjustment, base management fee and related fee waivers or limits.) You can find the Fund's long-term performance data in the Performance Summary beginning on page 13.

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, continued to expand during the 12-month period ended March 31, 2013, although growth moderated during the fourth quarter of 2012. Increasing job creation helped the unemployment rate decline during the period. In the housing sector, accelerating new and existing home sales accompanied record-low mortgage rates, affordable housing prices, low new-home inventories and a five-year low in U.S. foreclosures. Construction activity was notably robust as non-residential building investment grew an annualized 16.7% in the fourth quarter of 2012, whereas in the third quarter it was unchanged, according to the Bureau of Economic Analysis. The manufacturing sector also reported favorable results as orders for manufactured goods and manufacturers' inventory reached record levels in February 2013.

Concerns surrounding budget deadlines set for the end of 2012 largely abated when an agreement between Congress and the President resolved many issues, including preserving lower income tax rates for most U.S. households. The agreement followed November elections in which President Obama was re-elected, Republicans held on to their majority in the House of Representatives, and Democrats retained their majority in the Senate — the balance of power remained the same. However, the potential for tax hikes and the effects of wide-ranging spending cuts in 2013 remained as concerns.

U.S. stocks generally generated healthy returns as the S&P 500 and Dow Jones Industrial Average reached all-time highs near period-end. Rising corporate profits and business fixed investment spending bolstered investor confidence. Long-term Treasury bond yields declined and inflation remained below 2.0%. A persistently low interest rate environment led investors to

2. Source: Bloomberg LP. The index is unmanaged. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

Annual Report | 7

favor high yield bonds, which rose to record-high price levels. The yield on the 10-year U.S. Treasury note declined to 1.87% at period-end from 2.23% on March 31, 2012.

Global merger and acquisition (M&A) activity over the past 12 months declined slightly from the same period a year ago. Ongoing concerns regarding the health of the global economy led many companies to hold off on large investment decisions. While improving, Europe's sovereign debt crisis remained in focus for much of the period. In the U.S., uncertainty related to longer term economic prospects contributed to ongoing pessimism. A number of potential catalysts that could increase deal-making activity were in place at period-end, including record levels of corporate cash and the pursuit of top-line growth among many companies. If global challenges are further resolved in the coming year, M&A activity should likely pick up.

In terms of deal count, all regions were less active year-over-year, with western Europe experiencing the largest decline, while North American companies were the most active. For a second year in a row, the oil and gas industry accounted for the largest volume of deals of all global sectors, including Chinese oil company CNOOC's announced takeover of Canada-based Nexen. Although M&A volumes and deals slowed year-over-year, on a quarterly basis, volume in the fourth quarter of 2012 was the largest in North America since mid-2008. Several mega-deals also contributed to a decent first quarter of 2013, including Berkshire Hathaway's bid for Heinz and Liberty Global's takeover of Virgin Media.

Within the distressed debt arena, the rate of corporate bankruptcies and the number of reorganization and restructuring situations remained generally subdued during the period. The Federal Reserve Board's efforts to keep interest rates at record lows increased competition for assets with yield, which helped to keep spreads narrow between high yield bonds and Treasuries. This low rate environment can enable companies with poor credit fundamentals to obtain financing, which can limit the amount of distressed opportunities in the marketplace. Further, U.S. corporate default rates continue to remain well below their long-term average. A measure of the percentage of high yield issuers with debt trading at distressed levels was also about half from the previous year, indicating it was unlikely that a high frequency of liquidations or restructurings will occur in the near future. In the U.S., the speculative-grade credit default rate held steady year-over-year, while the global rate increased slightly. Although an independent forecasting model points to an increase in defaults globally, we believe it is unlikely that such a change would have a near-term impact on the distressed market. We intend to monitor such trends closely.

8 | Annual Report

Investment Strategy

We follow a distinctive investment approach and can seek investments in distressed companies, merger arbitrage and special situations/undervalued stocks. The availability of investments at attractive prices in each of these categories varies with market cycles. Therefore, the percentage of the Fund's assets invested in each of these areas will fluctuate as we attempt to take advantage of opportunities afforded by cyclical changes. We employ rigorous, fundamental analysis to find investment opportunities. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its asset value based on such factors as book value, cash flow potential, long-term earnings and earnings multiples. We may invest in distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

Top 10 Sectors/Industries
Based on Equity Securities as of 3/31/13

	% of Total Net Assets
Oil, Gas & Consumable Fuels	7.4%
Energy Equipment & Services	4.3%
Computers & Peripherals	4.3%
Insurance	3.5%
Aerospace & Defense	3.5%
Tobacco	3.4%
Media	3.3%
Commercial Banks	2.7%
Office Electronics	2.7%
Semiconductors & Semiconductor Equipment	2.6%

Manager's Discussion

During the 12 months under review, top contributors included investments in real estate services company Realogy Holdings, shipbuilding company Huntington Ingalls Industries and power holding company Energy Future Holdings.

Realogy provides real estate and relocation services through its portfolio of brands, which includes Century 21, Coldwell Banker, ERA and Sotheby's International. In the spring of 2007, private equity firm Apollo Management acquired Realogy in an $8.5 billion leveraged buyout. Mutual Series had held shares of Realogy when the firm was taken private and we subsequently invested in the debt used to fund the buyout. Appreciation in the Fund's Realogy debt positions accelerated dramatically as the housing market showed increasing signs of improvement in 2012 and the company completed a successful initial public offering (IPO) in October 2012. The IPO allowed Realogy to reduce its debt significantly and have a sustainable capital structure for the future. The debt held by the Fund converted into shares pre-IPO, which appreciated significantly post-IPO.

Huntington Ingalls builds nuclear submarines, aircraft carriers and amphibious assault ships for the U.S. Navy and also provides ship support services. Despite some potential negative impacts from sequestration and uncertainty regarding the budget in Washington, DC, the company's shares rallied in early

Annual Report | 9

Top 10 Equity Holdings
3/31/13

Company *Sector/Industry, Country*	% of Total Net Assets
Huntington Ingalls Industries Inc. *Aerospace & Defense, U.S.*	3.5%
Xerox Corp. *Office Electronics, U.S.*	2.7%
DeepOcean Group Holding AS *Energy Equipment & Services, Norway*	2.6%
WPX Energy Inc. *Oil, Gas & Consumable Fuels, U.S.*	2.5%
Tribune Co., A & B *Media, U.S.*	2.3%
Plains Exploration & Production Co. *Oil, Gas & Consumable Fuels, U.S.*	2.0%
Lorillard Inc. *Tobacco, U.S.*	2.0%
BP PLC *Oil, Gas & Consumable Fuels, U.K.*	2.0%
Hewlett-Packard Co. *Computers & Peripherals, U.S.*	1.9%
CIT Group Inc. *Commercial Banks, U.S.*	1.7%

2013. The company continued to show signs that its turnaround is on track. The Ingalls segment has delivered on some problematic programs and the benefits of restructuring have become more evident to us. At period-end, the company's longer term prospects appeared to be positive in our view, aided by a shifting focus within the U.S. military toward the Asia-Pacific region and an associated increase in naval spending.

Energy Future Holdings, through its subsidiaries and affiliates, is a market-leading competitive retail electricity provider with a significant market share in the Texas retail electricity market. The company also participates in other attractive businesses, including providing merchant power across a nuclear and coal fleet. The power company was taken private in 2007 in a highly leveraged buyout, leading the company to go into distress amid the financial crisis of 2008. The company was attractive to us as a "good company with a bad balance sheet" in need of restructuring. Early in the period under review, the company continued to struggle. However, the Fund's holdings of Energy Future subsidiary Texas Competitive Electric Holdings' debt appreciated as power market fundamentals and natural gas prices showed signs of improvement in the latter half of the period. In addition, the parent company's recent repayment of an inter-company loan contributed to performance.

Several Fund holdings negatively affected performance during the year under review. Key detractors included investments in German industrial equipment firm KHD Humboldt Wedag International and casino operators Revel Entertainment Group and Caesars Entertainment.

KHD Humboldt Wedag International primarily sells equipment for cement plants and has recently experienced a slowdown in orders. In addition, changes to the company's board of directors led to conflict between management and shareholders and contributed to skepticism about the firm. We have actively engaged with management and continue to monitor the firm's progress. In our assessment, shares appeared to be cheap at period-end when the company's significant cash balances and potential for significant earnings were considered. However, at period-end, we remained concerned about management and the cyclical nature of the cement business.

Our debt holdings of Revel Entertainment Group, owner of an Atlantic City casino, declined in value during the period under review. The casino had a difficult opening and subsequent ramp-up of operations in 2012. The casino and Atlantic City in general continued to struggle amid tough competition from newer gambling venues across the northeastern U.S. and a general shutdown following Hurricane Sandy. After we sold our debt position in late 2012, persistently weak traffic and a high debt level drove the company to file for bankruptcy in March 2013.

10 | Annual Report

Caesars Entertainment was negatively affected by cautious consumers and a competitive entertainment environment that resulted in a difficult operating environment and weighed on investor sentiment. Although the company continued to execute on plans to drive revenue growth throughout the U.S., it continued to suffer operating losses, and we decided to exit our long-held equity position during 2012.

Thank you for your interest and participation in Franklin Mutual Recovery Fund. We look forward to continuing to serve your investment needs.

Christian Correa, CFA

Shawn M. Tumulty

Keith Luh, CFA

Portfolio Management Team
Franklin Mutual Recovery Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 11

Christian Correa has been a portfolio manager for Franklin Mutual Recovery Fund since 2004. He joined Mutual Series in 2003 and serves as Director of Research for Franklin Mutual Advisers. Previously, he covered merger arbitrage and special situations at Lehman Brothers Holdings Inc.

Shawn Tumulty has been a portfolio manager for Franklin Mutual Recovery Fund since 2005. He is the head of Mutual Series' distressed securities team. Prior to joining Mutual Series, Mr. Tumulty was an analyst and portfolio manager at Kidder Peabody, Bankers Trust and Hamilton Partners Limited, where he focused on distressed debt investing.

Keith Luh has been a portfolio manager for Franklin Mutual Recovery Fund since 2009. He is also a research analyst specializing in distressed securities, merger and capital structure arbitrage, and event-driven situations. Prior to joining Mutual Series in 2005, Mr. Luh was an analyst in global investment research at Putnam Investments, where he also helped manage a best-ideas research fund. Previously, he worked in the investment banking group at Volpe Brown Whelan and Co., LLC, and the derivative products trading group at BNP. Mr. Luh is also Adjunct Professor at the Gabelli School of Business, Fordham University.

12 | Annual Report

Performance Summary as of 3/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information[1]

Class A (Symbol: FMRAX)		Change	3/31/13	3/31/12
Net Asset Value (NAV)		+$1.07	$10.56	$9.49
Distributions (4/1/12–3/31/13)				
Dividend Income	$0.1434			
Class C (Symbol: FCMRX)		**Change**	**3/31/13**	**3/31/12**
Net Asset Value (NAV)		+$1.07	$10.43	$9.36
Distributions (4/1/12–3/31/13)				
Dividend Income	$0.0612			
Advisor Class (Symbol: FMRVX)		**Change**	**3/31/13**	**3/31/12**
Net Asset Value (NAV)		+$1.07	$10.63	$9.56
Distributions (4/1/12–3/31/13)				
Dividend Income	$0.1778			

Annual Report | 13

Performance Summary *(continued)*

Performance[2]

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. ***Class A:*** *5.75% maximum initial sales charge;* ***Class C:*** *1% contingent deferred sales charge in first year only;* ***Advisor Class:*** *no sales charges.*

Class A		1-Year	5-Year	Inception (11/3/03)
Cumulative Total Return[3]		+12.92%[1]	+1.43%	+40.97%
Average Annual Total Return[4]		+6.43%	-0.90%	+3.07%
Value of $10,000 investment[5]		$10,643	$9,560	$13,286
Total Annual Operating Expenses[6]				
Without Waiver	2.75%			
With Waiver	2.25%			
Class C		**1-Year**	**5-Year**	**Inception (11/3/03)**
Cumulative Total Return[3]		+12.14%[1]	-1.92%	+32.59%
Average Annual Total Return[4]		+11.14%	-0.39%	+3.04%
Value of $10,000 investment[5]		$11,114	$9,808	$13,259
Total Annual Operating Expenses[6]				
Without Waiver	3.45%			
With Waiver	2.95%			
Advisor Class		**1-Year**	**5-Year**	**Inception (6/2/03)**
Cumulative Total Return[3]		+13.22%[1]	+3.01%	+61.28%
Average Annual Total Return[4]		+13.22%[1]	+0.60%	+4.98%
Value of $10,000 investment[5]		$11,322	$10,301	$16,128
Total Annual Operating Expenses[6]				
Without Waiver	2.45%			
With Waiver	1.95%			

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***franklintempleton.com*** *or call* ***(800) 342-5236****.*

The investment manager contractually agreed to waive or limit its management fees so that the management fees paid by the Fund do not exceed an annual rate of 0.50%, and effective 7/1/12, the investment manager and administrator agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e., a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) excluding expenses on securities sold short for each class of the Fund do not exceed 1.20% until 7/31/13. Certain nonroutine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations may not be included in the waiver on common expenses.

14 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment[2]

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/3/03–3/31/13)

$20,000
$15,000
$10,000
$5,000
11/03
03/05
03/07
03/09
03/11
3/13
$18,121
$13,286
Franklin Mutual Recovery Fund
S&P 500[7]

Average Annual Total Return

Class A	3/31/13
1-Year	+6.43%
5-Year	-0.90%
Since Inception (11/3/03)	+3.07%

Class C (11/3/03–3/31/13)

$20,000
$15,000
$10,000
$5,000
11/03
03/05
03/07
03/09
03/11
3/13
$18,121
$13,259
Franklin Mutual Recovery Fund
S&P 500[7]

Average Annual Total Return

Class C	3/31/13
1-Year	+11.14%
5-Year	-0.39%
Since Inception (11/3/03)	+3.04%

Annual Report | 15

Performance Summary *(continued)*

Average Annual Total Return

Advisor Class	3/31/13
1-Year	+13.22%
5-Year	+0.60%
Since Inception (6/2/03)	+4.98%

Advisor Class (6/2/03–3/31/13)

$20,000
$15,000
$10,000
$5,000
6/03
03/05
03/07
03/09
03/11
3/13
$19,904
$16,128
Franklin Mutual Recovery Fund
S&P 500[7]

Endnotes

All investments involve risks, including possible loss of principal. The Fund may invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks, as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is a non-diversified fund and may experience increased susceptibility to adverse economic or regulatory developments affecting similar issuers or securities. The Fund may invest in foreign securities whose risks include currency fluctuations, and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Price and total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 3/31/13 for financial reporting purposes, and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights.
2. Fund investment results reflect the expense reduction, without which the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: © 2013 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

16 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases; and
- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. *Of course, your account value and expenses will differ from those in this illustration:*

1. Divide your account value by $1,000.
   If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 17

Your Fund's Expenses *(continued)*

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Class A	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period* 10/1/12–3/31/13
Actual	$1,000	$1,115.10	$ 7.91
Hypothetical (5% return before expenses)	$1,000	$1,017.45	$ 7.54
Class C			
Actual	$1,000	$1,111.90	$11.58
Hypothetical (5% return before expenses)	$1,000	$1,013.96	$11.05
Advisor Class			
Actual	$1,000	$1,117.00	$ 6.33
Hypothetical (5% return before expenses)	$1,000	$1,018.95	$ 6.04

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.50%; C: 2.20%; and Advisor: 1.20%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

18 | Annual Report

The Fund's Repurchase Offers

The Fund will make quarterly repurchase offers for a portion of its shares. With any repurchase offer, shareholders may elect to tender (have the Fund repurchase) all, a portion or none of their shares. With each repurchase offer, shareholders will be notified in writing about the offer, how to request that the Fund repurchase their shares and the deadline for submitting repurchase requests.

Each quarter the Board of Trustees will set the amount of the repurchase offer, as a percentage of outstanding shares. This amount is known as the repurchase offer amount and will generally be between 5% and 25% of the Fund's outstanding shares. If repurchase requests exceed the repurchase offer amount, the Fund will prorate requests. The Fund may, however, first accept any requests to repurchase all of a shareholder's shares if the shareholder owns less than 100 shares. The Board will also determine the date by which the Fund must receive shareholders' repurchase requests, which is known as the repurchase request deadline. The Board will base these decisions on investment management considerations, market conditions, liquidity of the Fund's assets, shareholder servicing and administrative considerations and other factors it deems appropriate. Each repurchase request deadline will occur within the period that begins 21 days before, and ends 21 days after, the end of the quarterly interval. The repurchase price of the shares will be the net asset value as of the close of the NYSE on the date the Board sets as the repurchase pricing date. The maximum number of days between the repurchase request deadline and the repurchase pricing date is 14 days.

Summary of Repurchase Offers – 4/1/12 through 3/31/13

Repurchase Request Deadline	Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered
4/20/12	15%	10.505%	824,403.444
6/29/12	15%	7.907%	556,945.888
10/2/12	15%	6.213%	404,559.541
12/24/12	15%	7.701%	478,733.179

Annual Report | 19

Franklin Mutual Recovery Fund

Financial Highlights

Class A	Year Ended March 31, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$ 9.49	$10.20	$ 9.75	$7.02	$11.98
Income from investment operations[a]:					
Net investment income[b]	0.23	0.17	0.16[c]	—[d]	0.08
Net realized and unrealized gains (losses)	0.96	(0.56)	0.81	2.84	(4.84)
Total from investment operations	1.19	(0.39)	0.97	2.84	(4.76)
Less distributions from:					
Net investment income	(0.14)	(0.32)	(0.52)	(0.11)	(0.19)
Net realized gains	—	—	—	—	(0.01)
Total distributions	(0.14)	(0.32)	(0.52)	(0.11)	(0.20)
Net asset value, end of year	$10.54	$ 9.49	$10.20	$9.75	$ 7.02
Total return[e]	12.71%	(3.38)%	9.95%	39.86%	(39.55)%
Ratios to average net assets					
Expenses before waiver, payments by affiliates, unaffiliated fee reimbursement and expense reduction[f]	2.83%	2.75%	3.62%	3.60%	1.47%
Expenses net of waiver, payments by affiliates, unaffiliated fee reimbursement and expense reduction[f]	1.62%	2.25%	3.62%	3.09%[g,h]	1.47%[g]
Expenses incurred in connection with securities sold short	0.04%	0.12%	0.13%	1.26%	0.08%
Net investment income	1.87%	1.81%	1.56%[c]	—%[i]	0.90%
Supplemental data					
Net assets, end of year (000's)	$23,480	$32,629	$65,043	$88,575	$97,975
Portfolio turnover rate	60.11%	91.52%	65.17%	117.59%	62.22%

[a] The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b] Based on average daily shares outstanding.

[c] Net investment income per share includes approximately $0.14 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.09%.

[d] Amount rounds to less than $0.01 per share.

[e] Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f] Includes dividend and interest expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

[g] Benefit of expense reduction rounds to less than 0.01%.

[h] Includes a one-time unaffiliated fee reimbursement of 0.25% associated with borrowing fees.

[i] Rounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Mutual Recovery Fund

Financial Highlights *(continued)*

Class C	Year Ended March 31, 2013	2012	2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$ 9.36	$10.05	$ 9.60	$6.91	$11.75
Income from investment operations[a]:					
Net investment income (loss)[b]	0.11	0.10	0.09[c]	(0.07)	0.02
Net realized and unrealized gains (losses)	1.00	(0.54)	0.79	2.81	(4.74)
Total from investment operations	1.11	(0.44)	0.88	2.74	(4.72)
Less distributions from:					
Net investment income	(0.06)	(0.25)	(0.43)	(0.05)	(0.11)
Net realized gains	—	—	—	—	(0.01)
Total distributions	(0.06)	(0.25)	(0.43)	(0.05)	(0.12)
Net asset value, end of year	$10.41	$ 9.36	$10.05	$9.60	$ 6.91
Total return[d]	11.93%	(4.01)%	9.16%	38.78%	(39.85)%
Ratios to average net assets					
Expenses before waiver, payments by affiliates, unaffiliated fee reimbursement and expense reduction[e]	3.54%	3.45%	4.32%	4.31%	2.09%
Expenses net of waiver, payments by affiliates, unaffiliated fee reimbursement and expense reduction[e]	2.33%	2.95%	4.32%	3.80%[f,g]	2.09%[f]
Expenses incurred in connection with securities sold short	0.04%	0.12%	0.13%	1.26%	0.08%
Net investment income (loss)	1.16%	1.11%	0.86%[c]	(0.71)%	0.28%
Supplemental data					
Net assets, end of year (000's)	$11,615	$16,754	$27,432	$38,893	$38,432
Portfolio turnover rate	60.11%	91.52%	65.17%	117.59%	62.22%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.14 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.61)%.

[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[e]Includes dividend and interest expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

[f]Benefit of expense reduction rounds to less than 0.01%.

[g]Includes a one-time unaffiliated fee reimbursement of 0.25% associated with borrowing fees.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

Franklin Mutual Recovery Fund

Financial Highlights *(continued)*

Advisor Class	2013	2012	Year Ended March 31, 2011	2010	2009
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$ 9.56	$10.28	$ 9.83	$7.08	$12.10
Income from investment operations[a]:					
Net investment income[b]	0.15	0.19	0.17[c]	0.02	0.15
Net realized and unrealized gains (losses)	1.08	(0.55)	0.83	2.87	(4.93)
Total from investment operations	1.23	(0.36)	1.00	2.89	(4.78)
Less distributions from:					
Net investment income	(0.18)	(0.36)	(0.55)	(0.14)	(0.23)
Net realized gains	—	—	—	—	(0.01)
Total distributions	(0.18)	(0.36)	(0.55)	(0.14)	(0.24)
Net asset value, end of year	$10.61	$ 9.56	$10.28	$9.83	$ 7.08
Total return	13.01%	(3.02)%	10.22%	40.21%	(39.29)%
Ratios to average net assets					
Expenses before waiver, payments by affiliates, unaffiliated fee reimbursement and expense reduction[d]	2.54%	2.45%	3.32%	3.31%	1.13%
Expenses net of waiver, payments by affiliates, unaffiliated fee reimbursement and expense reduction[d]	1.33%	1.95%	3.32%	2.80%[e,f]	1.13%[e]
Expenses incurred in connection with securities sold short	0.04%	0.12%	0.13%	1.26%	0.08%
Net investment income	2.16%	2.11%	1.86%[c]	0.29%	1.24%
Supplemental data					
Net assets, end of year (000's)	$25,707	$24,496	$29,269	$39,349	$33,920
Portfolio turnover rate	60.11%	91.52%	65.17%	117.59%	62.22%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $0.14 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.39%.

[d]Includes dividend and interest expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

[e]Benefit of expense reduction rounds to less than 0.01%.

[f]Includes a one-time unaffiliated fee reimbursement of 0.25% associated with borrowing fees.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Mutual Recovery Fund

Statement of Investments, March 31, 2013

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests 59.4%			
Aerospace & Defense 3.5%			
[a]Huntington Ingalls Industries Inc.	United States	39,672	$ 2,115,708
Airlines 0.1%			
[b]AMR Corp.	United States	10,701	44,409
Auto Components 1.3%			
[b,c]International Automotive Components Group Brazil LLC	Brazil	185,241	38,593
[b,c,d]International Automotive Components Group North America, LLC	United States	1,263,310	442,158
[b]TRW Automotive Holdings Corp.	United States	5,592	307,560
			788,311
Beverages 1.6%			
Coca-Cola Enterprises Inc.	United Kingdom	26,853	991,413
Capital Markets 1.4%			
The Blackstone Group LP	United States	42,282	836,338
Chemicals 0.3%			
Tronox Ltd., A	United States	8,550	169,376
Commercial Banks 2.7%			
[b]CIT Group Inc.	United States	24,420	1,061,782
Korea Exchange Bank	South Korea	91,068	603,608
			1,665,390
Computers & Peripherals 4.3%			
Dell Inc.	United States	66,290	949,936
[a,e]Hewlett-Packard Co.	United States	47,430	1,130,731
[b]SanDisk Corp.	United States	9,576	526,680
			2,607,347
Construction & Engineering 1.4%			
KHD Humboldt Wedag International AG	Germany	142,135	838,297
Diversified Financial Services 2.3%			
Capmark Financial Group Inc.	United States	44,764	362,588
[b]ING Groep NV	Netherlands	51,400	364,902
NYSE Euronext	United States	17,645	681,803
			1,409,293
Energy Equipment & Services 4.3%			
[b]DeepOcean Group Holding AS	Norway	91,357	1,598,748
Fugro NV	Netherlands	8,480	469,480
[b]Transocean Ltd.	United States	10,380	539,345
			2,607,573
Food & Staples Retailing 1.1%			
CVS Caremark Corp.	United States	12,018	660,870
Food Products 1.4%			
GrainCorp Ltd.	Australia	69,290	842,813
Hotels, Restaurants & Leisure 0.9%			
Echo Entertainment Group Ltd.	Australia	159,854	579,322

Annual Report | 23

Franklin Mutual Recovery Fund

Statement of Investments, March 31, 2013 *(continued)*

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)			
Insurance 3.5%			
[b]Alleghany Corp.	United States	889	$ 351,973
Delta Lloyd NV	Netherlands	32,015	549,223
Direct Line Insurance Group PLC	United Kingdom	220,742	683,973
[b,c]Imagine Group Holdings Ltd.	Bermuda	35,714	316,069
[b]Storebrand ASA	Norway	56,960	221,197
			2,122,435
Media 3.3%			
Time Warner Cable Inc.	United States	6,185	594,132
[b]Tribune Co., A	United States	15,492	880,720
[b]Tribune Co., B	United States	9,499	541,443
			2,016,295
Metals & Mining 1.1%			
[b]ThyssenKrupp AG	Germany	34,700	705,843
Multiline Retail 1.5%			
[a]Kohl's Corp.	United States	19,590	903,687
Office Electronics 2.7%			
Xerox Corp.	United States	188,653	1,622,416
Oil, Gas & Consumable Fuels 7.4%			
[e]BP PLC	United Kingdom	171,380	1,197,963
[b]Cairn Energy PLC	United Kingdom	131,530	546,597
[b]Plains Exploration & Production Co.	United States	26,120	1,239,916
[b]WPX Energy Inc.	United States	95,289	1,526,530
			4,511,006
Paper & Forest Products 0.5%			
[b,c]NewPage Holdings Inc.	United States	2,892	285,151
Personal Products 1.5%			
[a,e]Avon Products Inc.	United States	43,210	895,743
Pharmaceuticals 1.0%			
[b]Hospira Inc.	United States	19,510	640,513
Real Estate Investment Trusts (REITs) 1.7%			
CreXus Investment Corp.	United States	47,300	615,846
Spirit Realty Capital Inc.	United States	22,147	420,793
			1,036,639
Real Estate Management & Development 1.7%			
[b,c]Realogy Holdings Corp.	United States	22,549	1,046,229
Semiconductors & Semiconductor Equipment 2.6%			
Marvell Technology Group Ltd.	United States	42,880	453,670
[b]ON Semiconductor Corp.	United States	71,203	589,561
[b]Spansion Inc., A	United States	42,792	550,733
			1,593,964
Software 0.9%			
[b]Check Point Software Technologies Ltd.	Israel	12,225	574,453

24 | Annual Report

Franklin Mutual Recovery Fund

Statement of Investments, March 31, 2013 *(continued)*

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)			
Tobacco 3.4%			
Imperial Tobacco Group PLC	United Kingdom	23,990	$ 838,143
Lorillard Inc.	United States	30,093	1,214,253
			2,052,396
Total Common Stocks and Other Equity Interests (Cost $33,344,483)			36,163,230
Preferred Stocks (Cost $614,590) 1.2%			
Automobiles 1.2%			
Porsche Automobile Holding SE, pfd.	Germany	10,053	734,957
		Principal Amount*	
Corporate Bonds, Notes and Senior Floating Rate Interests 12.6%			
CDW LLC/Finance Corp., senior sub. note, 12.535%, 10/12/17	United States	1,043,000	1,125,136
[f,g,h] Cengage Learning Acquisitions Inc., 2.71%, 7/03/14	United States	154,000	119,254
Clear Channel Communications Inc.,			
[i] senior secured note, first lien, 144A, 9.00%, 12/15/19	United States	510,000	492,788
[g,h] Tranche B Term Loan, 3.854%, 1/29/16	United States	1,390,116	1,235,466
[g,h] Tranche C Term Loan, 3.854%, 1/29/16	United States	314,063	276,375
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc.,			
second lien, 11.00%, 10/01/21	United States	177,000	197,134
[i] secured note, 144A, 11.75%, 3/01/22	United States	234,000	270,270
[g,h] The Great Atlantic & Pacific Tea Co. Inc., senior secured, First Lien Exit Term Loan, 11.00%, 3/13/17	United States	489,060	489,060
Sorenson Communications Inc.,			
[g,h] First Lien Term Loan, 9.50%, 10/31/14	United States	425,000	431,552
[i] senior secured note, 144A, 10.50%, 2/01/15	United States	224,000	194,320
[g,h] Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.702%, 10/10/17	United States	2,524,660	1,798,808
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc.,			
senior note, A, 10.25%, 11/01/15	United States	1,177,000	123,585
[i] senior secured note, 144A, 11.50%, 10/01/20	United States	941,000	708,102
[i] Wind Acquisition Finance SA, 144A, 11.75%, 7/15/17,			
senior secured note	Italy	100,000	106,750
third lien	Italy	56,000 EUR	75,929
Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $8,013,262)			7,644,529
Corporate Bonds and Notes in Reorganization 7.3%			
[i,j] American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	1,388,000	1,599,670
[j] Nortel Networks Corp., cvt., senior note,			
1.75%, 4/15/12	Canada	1,752,000	1,730,098
2.125%, 4/15/14	Canada	80,000	79,200

Annual Report | 25

Franklin Mutual Recovery Fund

Statement of Investments, March 31, 2013 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds and Notes in Reorganization (continued)			
[i] Nortel Networks Ltd., senior note,			
10.125%, 7/15/13	Canada	693,000	$ 792,619
10.75%, 7/15/16	Canada	25,000	28,687
[i] Northern Telecom Ltd., 6.875%, 9/01/23	Canada	368,000	193,200
Total Corporate Bonds and Notes in Reorganization (Cost $3,808,315)			4,423,474
		Shares	
Companies in Liquidation 0.2%			
[b] Adelphia Recovery Trust	United States	11,280,134	13,536
[b,k] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	1,018,915	102
[b,c] AET&D Holdings No. 1 Pty. Ltd.	Australia	453,470	—
[b,c,d] CB FIM Coinvestors LLC	United States	1,439,821	—
[b,k,l] Century Communications Corp., Contingent Distribution	United States	2,826,000	—
[b,c] FIM Coinvestor Holdings I, LLC	United States	1,801,197	—
[b,j] KGen Power Corp., 144A	United States	141,643	127,479
[b,k,l] NewPage Corp. Litigation Trust, Contingent Distribution	United States	723,000	—
[b,k,l] Tribune Litigation Trust, Contingent Distribution	United States	20,112	—
[b,k,l] Tropicana Litigation Trust, Contingent Distribution	United States	12,892,000	—
Total Companies in Liquidation (Cost $1,157,223)			141,117
		Principal Amount*	
Asset-Backed Securities 0.3%			
Airlines 0.3%			
American Airlines Inc., first lien, 13.00%, 8/01/16	United States	7,480	7,835
American Airlines Pass Through Trust,			
2009-1A, 10.375%, 7/02/19	United States	26,157	27,286
2011-2A, 8.625%, 4/15/23	United States	115,636	120,984
Total Asset-Backed Securities (Cost $156,608)			156,105
	Counterparty	**Notional Amount***	
Options Purchased 0.3%			
Payer Swaptions — Over-the-Counter			
Interest Rate 0.1%			
[b] Receive floating 6-month JPY LIBOR, Pay fixed 3.00%, Expires 3/14/17	MSCS	203,817,000 JPY	32,684
[b] Receive floating 6-month JPY LIBOR, Pay fixed 3.00%, Expires 3/16/17	MSCS	93,000,000 JPY	15,028
[b] Receive floating 6-month JPY LIBOR, Pay fixed 3.00%, Expires 6/15/17	MSCS	105,933,333 JPY	13,303
			61,015
Puts — Over-the-Counter			
Currency Options 0.2%			
[b] JPY/USD, June Strike Price 90 JPY, Expires 6/15/17	BANT	392,000	36,750
[b] JPY/USD, June Strike Price 95 JPY, Expires 6/15/17	BANT	503,720	36,541
[b] JPY/USD, June Strike Price 100 JPY, Expires 6/15/17	BANT	633,080	34,981
			108,272
Total Options Purchased (Cost $200,899)			169,287

26 | Annual Report

Franklin Mutual Recovery Fund

Statement of Investments, March 31, 2013 *(continued)*

	Country	Principal Amount*	Value
Total Investments before Short Term Investments (Cost $47,295,380)			$49,432,699
Short Term Investments (Cost $8,200,000) 13.5%			
U.S. Government and Agency Securities 13.5%			
[m]FHLB, 4/01/13	United States	8,200,000	8,200,000
Total Investments (Cost $55,495,380) 94.8%			57,632,699
Options Written (0.1)%			(49,369)
Securities Sold Short (0.4)%			(257,063)
Other Assets, less Liabilities 5.7%			3,476,131
Net Assets 100.0%			$60,802,398

	Country	Number of Contracts	Value
[p]**Options Written (0.1)%**			
Calls — Exchange-Traded			
Computers & Peripherals (0.1)%			
Hewlett-Packard Co., April Strike Price $20, Expires 4/20/13	United States	70	$ (26,810)
Oil, Gas & Consumable Fuels (0.0)%†			
BP PLC, June Strike Price 5.00 GBP, Expires 6/21/13	United Kingdom	37	(1,406)
Personal Products (0.0)%†			
Avon Products Inc., April Strike Price $20, Expires 4/20/13	United States	150	(13,500)
			(41,716)
Puts — Exchange-Traded			
Airlines (0.0)%†			
U.S. Airways Group Inc., June Strike Price $14, Expires 6/22/13	United States	1	(37)
Energy Equipment & Services (0.0)%†			
Transocean Ltd., May Strike Price $52.50, Expires 5/18/13	United States	32	(7,616)
			(7,653)
Total Options Written (Premiums Received $36,378)			$ (49,369)

	Country	Principal Amount*	Value
[o]**Securities Sold Short (0.4)%**			
Corporate Notes (0.4)%			
SUPERVALU Inc., senior note, 8.00%, 5/01/16	United States	58,000	$ (60,610)
Texas Industries Inc., senior note, 9.25%, 8/15/20	United States	179,000	(196,453)
Total Securities Sold Short (Proceeds $245,064)			$ (257,063)

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

†Rounds to less than 0.1% of net assets.

[a]Security or a portion of the security has been pledged as collateral for securities sold short and written options contracts. At March 31, 2013, the aggregate value of these securities and/or cash pledged as collateral was $2,444,785, representing 4.02% of net assets.

[b]Non-income producing.

[c]See Note 9 regarding restricted securities.

Annual Report | 27

Franklin Mutual Recovery Fund

Statement of Investments, March 31, 2013 *(continued)*

[d]At March 31, 2013, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

[e]A portion or all of the security is held in connection with written option contracts open at year end.

[f]Security purchased on a delayed delivery basis. See Note 1(c).

[g]See Note 1(h) regarding senior floating rate interests.

[h]The coupon rate shown represents the rate at period end.

[i]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2013, the aggregate value of these securities was $3,575,308, representing 5.88% of net assets.

[j]See Note 8 regarding credit risk and defaulted securities.

[k]Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

[l]Security has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2013, the aggregate value of these securities was $—.

[m]The security is traded on a discount basis with no stated coupon rate.

[n]See Note 1(d) regarding written options.

[o]See Note 1(f) regarding securities sold short.

At March 31, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBFX	Buy	292,682	$ 394,904	5/17/13	$ —	$(19,510)
Euro	FBCO	Buy	118,905	159,505	5/17/13	—	(6,997)
Euro	HSBC	Buy	65,224	87,107	5/17/13	—	(3,450)
Euro	BANT	Buy	40,000	53,364	5/17/13	—	(2,061)
Euro	SSBT	Buy	92,800	120,623	5/17/13	—	(1,598)
Euro	DBFX	Buy	63,757	81,487	5/17/13	287	—
Euro	BANT	Buy	33,835	43,205	5/17/13	191	—
Euro	FBCO	Buy	11,648	14,868	5/17/13	72	—
Euro	HSBC	Buy	11,460	14,634	5/17/13	65	—
Euro	FBCO	Sell	855,535	1,141,904	5/17/13	44,596	—
Euro	BANT	Sell	855,536	1,142,243	5/17/13	44,934	—
Norwegian Krone	FBCO	Buy	93,780	16,267	5/21/13	—	(237)
Norwegian Krone	FBCO	Buy	95,355	16,267	5/21/13	32	—
Norwegian Krone	DBFX	Buy	33,320	5,697	5/21/13	18	—
Norwegian Krone	DBFX	Sell	1,057,946	188,761	5/21/13	7,923	—
Norwegian Krone	SSBT	Sell	211,400	38,050	5/21/13	1,915	—
Norwegian Krone	HAND	Sell	115,265	20,104	5/21/13	401	—
Euro	SSBT	Buy	93,630	121,414	7/17/13	—	(1,264)
Euro	BBU	Sell	1,589,378	2,122,368	7/17/13	82,810	—
Euro	BANT	Sell	13,059	17,577	7/17/13	820	—
Euro	HSBC	Sell	1,823	2,457	7/17/13	117	—
Euro	DBFX	Sell	199,707	265,498	7/17/13	9,225	—
Euro	FBCO	Sell	162,269	213,615	7/17/13	5,384	—
Euro	SSBT	Sell	60,000	78,674	7/17/13	1,680	—
British Pound	DBFX	Sell	177,971	268,333	8/19/13	—	(2,010)

28 | Annual Report

Franklin Mutual Recovery Fund

Statement of Investments, March 31, 2013 *(continued)*

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	FBCO	Sell	60,045	$ 90,356	8/19/13	$ —	$ (854)
British Pound	BANT	Sell	17,625	26,416	8/19/13	—	(357)
British Pound	HSBC	Sell	10,669	15,956	8/19/13	—	(250)
British Pound	BBU	Sell	3,574	5,330	8/19/13	—	(99)
British Pound	SSBT	Buy	57,200	86,455	8/19/13	433	—
British Pound	BANT	Sell	379,501	588,227	8/19/13	11,757	—
British Pound	SCBT	Sell	491,158	761,295	8/19/13	15,215	—
British Pound	FBCO	Sell	261,391	404,633	8/19/13	7,575	—
Australian Dollar	DBFX	Sell	1,450,031	1,465,719	8/26/13	—	(27,108)
Australian Dollar	DBFX	Buy	56,035	57,800	8/26/13	—	(87)
Australian Dollar	DBFX	Buy	28,400	29,111	8/26/13	127	—
Unrealized appreciation (depreciation)						235,577	(65,882)
Net unrealized appreciation (depreciation)						$169,695	

See Abbreviations on page 51.

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

Franklin Mutual Recovery Fund

Financial Statements

Statement of Assets and Liabilities

March 31, 2013

Assets:	
Investments in securities:	
Cost	$ 55,495,380
Value	$ 57,632,699
Cash	2,851,558
Restricted Cash (Note 1e)	110,000
Foreign currency, at value (cost $97,572)	97,774
Receivables:	
Investment securities sold	187,099
Capital shares sold	95
Dividends and interest	277,650
Due from brokers	281,422
Unrealized appreciation on forward exchange contracts	235,577
Total assets	61,673,874
Liabilities:	
Payables:	
Investment securities purchased	198,427
Affiliates	68,162
Professional fees	58,327
Options written, at value (premiums received $36,378)	49,369
Securities sold short, at value (proceeds $245,064)	257,063
Due to brokers	110,000
Unrealized depreciation on forward exchange contracts	65,882
Accrued expenses and other liabilities	64,246
Total liabilities	871,476
Net assets, at value	$ 60,802,398
Net assets consist of:	
Paid-in capital	$ 210,422,161
Undistributed net investment income	71,746
Net unrealized appreciation (depreciation)	2,280,143
Accumulated net realized gain (loss)	(151,971,652)
Net assets, at value	$ 60,802,398

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Mutual Recovery Fund

Financial Statements *(continued)*

Statement of Assets and Liabilities *(continued)*

March 31, 2013

Class A:	
Net assets, at value	$ 23,480,142
Shares outstanding	2,227,400
Net asset value per share[a]	$10.54
Maximum offering price per share (net asset value per share ÷ 94.25%)	$11.18
Class C:	
Net assets, at value	$ 11,614,870
Shares outstanding	1,115,645
Net asset value and maximum offering price per share[a]	$10.41
Advisor Class:	
Net assets, at value	$ 25,707,386
Shares outstanding	2,421,914
Net asset value and maximum offering price per share	$10.61

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

Franklin Mutual Recovery Fund

Financial Statements *(continued)*

Statement of Operations

for the year ended March 31, 2013

Investment income:	
Dividends	$ 819,155
Interest	1,323,521
Income from securities loaned	2,076
Total investment income	2,144,752
Expenses:	
Management fees (Note 4a)	1,032,581
Administrative fees (Note 4b)	123,290
Distribution fees: (Note 4c)	
Class A	75,014
Class B	1,307
Class C	121,437
Transfer agent fees (Note 4e)	89,408
Custodian fees (Note 5)	4,623
Reports to shareholders	33,662
Registration and filing fees	73,264
Professional fees	132,717
Trustees' fees and expenses	29,609
Dividends and interest on securities sold short	22,546
Other	21,755
Total expenses	1,761,213
Expenses waived/paid by affiliates (Note 4a and 4f)	(746,625)
Net expenses	1,014,588
Net investment income	1,130,164
Realized and unrealized gains (losses):	
Net realized gain (loss) from:	
Investments	(1,264,252)
Written options	159,231
Foreign currency transactions	(11,936)
Securities sold short	(339,861)
Net realized gain (loss)	(1,456,818)
Net change in unrealized appreciation (depreciation) on:	
Investments	6,917,973
Translation of other assets and liabilities denominated in foreign currencies	264,770
Net change in unrealized appreciation (depreciation)	7,182,743
Net realized and unrealized gain (loss)	5,725,925
Net increase (decrease) in net assets resulting from operations	$ 6,856,089

32 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Mutual Recovery Fund

Financial Statements *(continued)*

Statements of Changes in Net Assets

	Year Ended March 31,	
	2013	2012
Increase (decrease) in net assets:		
Operations:		
Net investment income	$ 1,130,164	$ 1,490,721
Net realized gain (loss) from investments, written options, foreign currency transactions and securities sold short	(1,456,818)	(7,193,083)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	7,182,743	(587,918)
Net increase (decrease) in net assets resulting from operations	6,856,089	(6,290,280)
Distributions to shareholders from:		
Net investment income:		
Class A	(358,097)	(1,267,922)
Class B	—	(20,718)
Class C	(74,474)	(486,203)
Advisor Class	(428,273)	(869,183)
Total distributions to shareholders	(860,844)	(2,644,026)
Capital share transactions: (Note 2)		
Class A	(11,477,474)	(27,677,779)
Class B	(367,190)	(637,039)
Class C	(6,267,688)	(8,812,944)
Advisor Class	(1,327,554)	(2,536,048)
Total capital share transactions	(19,439,906)	(39,663,810)
Net increase (decrease) in net assets	(13,444,661)	(48,598,116)
Net assets:		
Beginning of year	74,247,059	122,845,175
End of year	$ 60,802,398	$ 74,247,059
Undistributed net investment income (distributions in excess of net investment income) included in net assets:		
End of year	$ 71,746	$ (102,795)

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

Franklin Mutual Recovery Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Franklin Mutual Recovery Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end, continuously offered investment company. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. On March 1, 2013, the Fund liquidated Class B.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund's Board of Trustees (the Board), the Fund's administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund's valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

34 | Annual Report

Franklin Mutual Recovery Fund

Notes to Financial Statements *(continued)*

1. Organization and Significant Accounting Policies *(continued)*

a. Financial Instrument Valuation *(continued)*

Certain derivatives trade in the OTC market. The Fund's pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund's net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund's portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

Annual Report | 35

Franklin Mutual Recovery Fund

Notes to Financial Statements *(continued)*

1. Organization and Significant Accounting Policies *(continued)*

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in

36 | Annual Report

Franklin Mutual Recovery Fund

Notes to Financial Statements *(continued)*

1. Organization and Significant Accounting Policies *(continued)*

d. Derivative Financial Instruments *(continued)*

excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund's investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net liability position. At March 31, 2013, the Fund had OTC derivatives in a net liability position for such contracts of $34,654.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund's investment objectives.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to equity price, interest rate and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

At March 31, 2013, the Fund held $115,813 in U.S. Treasury Notes as collateral for derivatives.

See Notes 7 and 10 regarding investment transactions and other derivative information, respectively.

e. Restricted Cash

At March 31, 2013, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund's custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

Annual Report | 37

Franklin Mutual Recovery Fund

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At March 31, 2013, the Fund had no securities on loan.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

38 | Annual Report

Franklin Mutual Recovery Fund

Notes to Financial Statements *(continued)*

1. Organization and Significant Accounting Policies *(continued)*

i. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is "more likely than not" to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund's financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Annual Report | 39

Franklin Mutual Recovery Fund

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Year Ended March 31, 2013[a]		2012	
	Shares	Amount	Shares	Amount
Class C Shares:				
Shares sold	54,153	$ 512,586	79,595	$ 705,708
Shares issued in reinvestment of distributions	3,662	35,078	22,832	193,844
Shares redeemed	(731,996)	(6,815,352)	(1,042,171)	(9,712,496)
Net increase (decrease)	(674,181)	$ (6,267,688)	(939,744)	$ (8,812,944)
Advisor Class Shares:				
Shares sold	225,880	$ 2,148,504	852,232	$ 8,017,128
Shares issued in reinvestment of distributions	39,071	380,550	85,295	736,946
Shares redeemed	(405,532)	(3,856,608)	(1,221,131)	(11,290,122)
Net increase (decrease)	(140,581)	$ (1,327,554)	(283,604)	$ (2,536,048)

[a]Effective March 1, 2013, Class B was liquidated.

3. Tender Shares

On a quarterly basis, the Fund may make tender offers, the amount of which is determined by the Board, for the repurchase of at least 5% but not more than 25% of the shares outstanding. The repurchase price is the net asset value on the repurchase pricing date.

4. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays Franklin Mutual an investment management fee comprised of a "base fee" and a "performance adjustment". The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month's average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the Fund's total return exceeded or lagged its performance fee index, the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index (Fund performance differential), over the preceding twelve-month period (performance period). A performance adjustment is applicable if the Fund performance differential

Annual Report | 41

Franklin Mutual Recovery Fund

Notes to Financial Statements *(continued)*

4. Transactions with Affiliates *(continued)*

a. Management Fees *(continued)*

exceeds 1.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the Fund performance differential exceeds 1.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month, an annualized investment management fee ratio is calculated (total investment management fees divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year. For the period, the total annualized management fee rate, including the performance adjustment, and prior to any expense waiver, was 1.68% of the average daily net assets of the Fund.

Franklin Mutual has contractually agreed to waive or limit its fees so that the management fees paid by the Fund do not exceed an annual rate of 0.50% of the Fund's average daily net assets through July 31, 2013.

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class B	1.00%
Class C	1.00%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

42 | Annual Report

Franklin Mutual Recovery Fund

Notes to Financial Statements *(continued)*

4. Transactions with Affiliates *(continued)*

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$1,317
CDSC retained	$1,009

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily to such classes based upon the relative proportion of net assets.

For the year ended March 31, 2013, the Fund paid transfer agent fees of $89,408, of which $39,135 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Effective July 1, 2012, Franklin Mutual and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and expenses on securities sold short) for Class A, Class C and Advisor Class of the Fund do not exceed 1.20% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2013.

5. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2013, there were no credits earned.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

Annual Report | 43

Franklin Mutual Recovery Fund

Notes to Financial Statements *(continued)*

6. Income Taxes *(continued)*

At March 31, 2013, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:	
2017	$ 44,141,197
2018	73,758,943
2019	18,751,585
Capital loss carryforwards not subject to expiration:	
Long Term	14,963,912
Total capital loss carryforwards	$151,615,637

The tax character of distributions paid during the years ended March 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary income	$860,844	$2,644,026

At March 31, 2013, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$55,673,945
Unrealized appreciation	$ 6,885,375
Unrealized depreciation	(4,926,621)
Net unrealized appreciation (depreciation)	$ 1,958,754
Distributable earnings - undistributed ordinary income	$ 63,756

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, pass-through entity income, bond discounts and premiums and corporate actions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended March 31, 2013, aggregated $32,130,241 and $47,532,243, respectively.

Transactions in options written during the year ended March 31, 2013, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at March 31, 2012	14	$ 2,637
Options written	3,830	369,250
Options expired	(880)	(27,846)
Options exercised	(508)	(54,762)
Options closed	(2,166)	(252,901)
Options outstanding at March 31, 2013	290	$ 36,378

44 | Annual Report

Franklin Mutual Recovery Fund

Notes to Financial Statements (continued)

7. Investment Transactions (continued)

See Notes 1(d) and 10 regarding derivative financial instruments and other derivative information, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At March 31, 2013, the aggregate value of distressed company securities for which interest recognition has been discontinued was $4,423,474, representing 7.28% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At March 31, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Dates	Cost	Value
453,470	AET&D Holdings No. 1 Pty. Ltd.	10/13/10	$ —	$ —
1,439,821	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
1,801,197	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
35,714	Imagine Group Holdings Ltd.	8/31/04	365,765	316,069
185,241	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	123,016	38,593
1,263,310	International Automotive Components Group North America, LLC	3/15/06 - 3/18/13	1,026,600	442,158
2,892	[a]NewPage Holdings Inc.	5/05/11 - 8/16/11	629,269	285,151
22,549	Realogy Holdings Corp.	10/12/12	766,666	1,046,229
	Total Restricted Securities (Value is 3.50% of Net Assets)		$2,911,316	$2,128,200

[a]The Fund also invests in unrestricted securities or other investments in the issuer, valued at $— as of March 31, 2013.

Annual Report | 45

Franklin Mutual Recovery Fund

Notes to Financial Statements *(continued)*

10. Other Derivative Information

At March 31, 2013, the Fund's investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives	
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest rate contracts	Investments, at value	$ 61,015		
Foreign exchange contracts	Investments, at value / Unrealized appreciation on forward exchange contracts	343,849	Unrealized depreciation on forward exchange contracts	$65,882
Equity contracts			Options written, at value	49,369

For the year ended March 31, 2013, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Interest rate contracts	Net change in unrealized appreciation (depreciation) on investments		$ (74,545)
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	$10,914	312,914
Equity contracts	Net realized gain (loss) from investments and written options / Net change in unrealized appreciation (depreciation) on investments	156,252	(13,353)

For the year ended March 31, 2013, the average month end market value of derivatives represented 0.71% of average month end net assets. The average month end number of open derivative contracts for the year was 53.

See Note 1(d) and 7 regarding derivative financial instruments and investment transactions, respectively.

46 | Annual Report

Franklin Mutual Recovery Fund

Notes to Financial Statements *(continued)*

11. Credit Facility

The Fund participates in a $10 million senior unsecured revolving credit facility to fund shareholder redemptions or meet unfunded loan commitments. Under the terms of the current credit facility, which expires on May 24, 2013, and may or may not be extended for subsequent periods on the same or different terms, the Fund shall, in addition to interest charged on any borrowings made by the Fund, pay an annual commitment fee based upon the unused portion of the credit facility. During the year, the Fund incurred commitment fees of $17,583 which is reflected in other expenses on the Statement of Operations. During the year ended March 31, 2013, the Fund did not utilize the credit facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

- Level 1 – quoted prices in active markets for identical financial instruments
- Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
- Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Annual Report | 47

Franklin Mutual Recovery Fund

Notes to Financial Statements (continued)

12. Fair Value Measurements (continued)

A summary of inputs used as of March 31, 2013, in valuing the Fund's assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Auto Components	$ 307,560	$ —	$ 480,751	$ 788,311
Energy Equipment & Services	1,008,825	1,598,748	—	2,607,573
Insurance	1,806,366	—	316,069	2,122,435
Media	1,474,852	541,443	—	2,016,295
Paper & Forest Products	—	—	285,151	285,151
Real Estate Management & Development	—	—	1,046,229	1,046,229
All Other Equity Investments[c]	28,032,193	—	—	28,032,193
Corporate Bonds, Notes and Senior Floating Rate Interests	—	7,644,529	—	7,644,529
Corporate Bonds and Notes in Reorganization	—	4,423,474	—	4,423,474
Companies in Liquidation	—	141,117	—[b]	141,117
Asset-Backed Securities	—	156,105	—	156,105
Options Purchased	—	169,287	—	169,287
Short Term Investments	—	8,200,000	—	8,200,000
Total Investments in Securities	$32,629,796	$22,874,703	$2,128,200	$57,632,699
Forward Exchange Contracts	$ —	$ 235,577	$ —	$ 235,577
Liabilities:				
Options Written	49,369	—	—	49,369
Securities Sold Short	—	257,063	—	257,063
Forward Exchange Contracts	—	65,882	—	65,882

[a]Includes common and preferred stocks as well as other equity investments.
[b]Includes securities determined to have no value at March 31, 2013.
[c]For detailed categories, see the accompanying Statement of Investments.

48 | Annual Report

Franklin Mutual Recovery Fund

Notes to Financial Statements *(continued)*

12. Fair Value Measurements *(continued)*

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the year. At March 31, 2013, the reconciliation of assets, is as follows:

	Balance at Beginning of Year	Purchases	Sales	Transfers into Level 3	Transfers Out of Level 3[a]	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets:										
Investments in Securities:										
Equity Investments:[c]										
Auto Components	$ 770,648	$ 114,845	$ —	$ —	$ —	$ —	$ —	$ (404,742)	$ 480,751	$(404,742)
Commercial Banks	—[d]	—	—	—	—	—	(2,230,010)	2,230,010	—	—
Energy Equipment & Services	1,742,297	—	—	—	(1,598,748)	—	—	(143,549)	—	—
Hotels, Restaurants & Leisure	454,505	—	(2,252,305)	—	—	—	—	1,797,800	—	—
Insurance	860,473	—	(494,568)	—	—	—	77,637	(127,473)	316,069	(86,042)
Paper & Forest Products ..	—	629,269	—	—	—	—	—	(344,118)	285,151	(344,118)
Real Estate Management & Development	—	766,666	—	—	—	—	—	279,563	1,046,229	279,563
Total	$3,827,923	$1,510,780	$(2,746,873)	$ —	$(1,598,748)	$ —	$(2,152,373)	$3,287,491	$2,128,200	$(555,339)

[a]The investment was transferred out of Level 3 as a result of the availability of a broker quote.

[b]May include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

[c]Includes common stocks as well as other equity investments.

[d]Includes securities determined to have no value.

Significant unobservable valuation inputs developed by the VLOC for material Level 3 investments as of March 31, 2013, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Inputs	Amount
Assets:				
Investments in Securities:				
Equity Investments:				
Insurance	$ 316,069	Market comparables	Discount for lack of marketability	5%
			Price / book multiple	1.0x
Paper & Forest Products	285,151	Market comparables	EV/EBITDA multiple	4.8x
Real Estate Management & Development	1,046,229	Market comparables	Discount for lack of marketability	5%
All Other Investments[a]	480,751			
Total	$2,128,200			

[a]Includes fair value of immaterial investments developed using various valuation techniques and unobservable inputs.

Annual Report | 49

Franklin Mutual Recovery Fund

Notes to Financial Statements *(continued)*

12. Fair Value Measurements *(continued)*

The significant unobservable inputs used in the fair value measurement of the Fund's investment in insurance companies are the price to book multiple and a discount for lack of marketability. A significant and reasonable increase or decrease in the price to book multiple would not result in a significant increase or decrease in the fair value measurement. A significant and reasonable increase or decrease in the discount for lack of marketability would result in a significant decrease or increase in the fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund's investment in paper & forest products is an enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) multiple. A significant and reasonable increase or decrease in the EV to EBITDA multiple would result in a significant increase or decrease in the fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund's investment in real estate management & development companies is a discount for lack of marketability. A significant and reasonable increase or decrease in the input would result in a significant decrease or increase in the fair value measurement.

The differences in fair value measurements caused by significant and reasonable changes in any of these inputs, except the EV to EBITDA multiple input, would not materially impact the net assets of the Fund.

13. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

50 | Annual Report

Franklin Mutual Recovery Fund

Notes to Financial Statements *(continued)*

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty

BANT - Bank of America N.A.
BBU - Barclays Bank PLC
DBFX - Deutsche Bank AG
FBCO - Credit Suisse Group AG
HAND - Svenska Handelsbanken
HSBC - HSBC Bank USA, N.A.
MSCS - Morgan Stanley Capital Services, LLC
SCBT - Standard Chartered Bank
SSBT - State Street Bank and Trust Co., N.A.

Currency

EUR - Euro
GBP - British Pound
JPY - Japanese Yen
USD - United States Dollar

Selected Portfolio

FHLB - Federal Home Loan Bank

Annual Report | 51

Franklin Mutual Recovery Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Mutual Recovery Fund:

We have audited the accompanying statement of assets and liabilities of the Mutual Recovery Fund (the "Fund"), including the statement of investments, as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Franklin Mutual Recovery Fund at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
May 17, 2013

52 | Annual Report

Franklin Mutual Recovery Fund

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 59.48% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2013.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $760,581 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2013. Distributions, including qualified dividend income, paid during calendar year 2013 will be reported to shareholders on Form 1099-DIV by mid-February 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Annual Report | 53

Franklin Mutual Recovery Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2003	10	None
Principal Occupation During at Least the Past 5 Years: Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and **formerly,** Vice Director, Salomon Center, Stern School of Business, New York University.				
Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2003	36	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2003	17	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC and Fiduciary International Ireland Limited.
Principal Occupation During at Least the Past 5 Years: Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and **formerly,** Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute and Chairman, ICI Public Information Committee.				
Keith E. Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	10	None
Principal Occupation During at Least the Past 5 Years: Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm); director of various boards of asset management firms; and **formerly,** Managing Director, Putnam Lovell NBF.				

54 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2003	17	None
Principal Occupation During at Least the Past 5 Years: Private investor and president of non-profit organizations; and **formerly,** an executive of Time, Inc.; and Trustee of Colorado College.				
Larry D. Thompson (1945) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	142	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) (2010-2012) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years: Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (June 2012); and **formerly,** John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2009	10	None
Principal Occupation During at Least the Past 5 Years: President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on Advisory Board of Knight Bagehot Fellowship; and **formerly,** Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News' World News Tonight; and Editor, CBS Network News.				
Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee and Chairman of the Board	Trustee since 2003 and Chairman of the Board since 2005	43	El Oro Ltd (investments).
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice (1972-2008) and member of various boards.				

Annual Report | 55

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Secretary since 2005 and Vice President since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President – AML Compliance	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance Monitoring; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since August 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Assistant Treasurer, Fund Accounting, Franklin Templeton Investments; and officer of five of the investment companies in Franklin Templeton Investments.				
Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since March 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Corporate Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since March 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance, Franklin Templeton Investments; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 47 of the investment companies in Franklin Templeton Investments.				

Annual Report | 57

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 47 of the investment companies in Franklin Templeton Investments.				

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Mutual Advisers, LLC, which is the Fund's investment manager.

Note: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund's Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and "independent," under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/ 342-5236 to request the SAI.

58 | Annual Report

Franklin Mutual Recovery Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund's financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 59

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

FRANKLIN MUTUAL RECOVERY FUND

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

471 A 05/13

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $73,560 for the fiscal year ended March 31, 2013 and $75,070 for the fiscal year ended March 31, 2012.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $474 the fiscal year ended March 31, 2013 and $497 for the fiscal year ended March 31, 2012. The services for which these fees were paid include identifying passive foreign investment company to manage exposure to tax liabilities.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $67,000 for the fiscal year ended March 31, 2013 and $0 for the fiscal year ended March 31, 2012. The services for which these fees were paid included web based application providing technical information related to withholding tax rates, treaties, procedures, and form/instructions for portfolio dividends and interest, and capital gains in foreign governments

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $67,474 for the fiscal year ended March 31, 2013 and $497 for the fiscal year ended March 31, 2012.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Edward I. Altman, Ann Torre Bates and Robert E. Wade.

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Mutual Advisers LLC (FMAL) in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, executing votes, ballot reconciliation, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues. The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders. The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of May 24, 2013, the portfolio managers of the Fund are as follows:

SHAWN TUMULTY, Vice President of FMAL.

Mr. Tumulty has been a manager of the Fund since 2005. He joined Franklin Templeton Investments in 2000.

CHRISTIAN CORREA, Portfolio Manager of FMAL

Mr. Correa has been manager of the Fund since 2004. He joined Franklin Templeton Investments in 2003.

KEITH LUH, Assistant Portfolio Manager of FMAL

Mr. Luh has been a portfolio manager of the Fund since 2009, providing research and advice on purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2005.

Shawn Tumulty and Christian Correa are jointly responsible for the day-to-day management of the Fund. The co-portfolio managers have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended March 31, 2013.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

  Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
  Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Funds, are evaluated in determining the amount of any bonus award.
  Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Fund shares. The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when,

for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL RECOVERY FUND

By /s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer - Finance and
Administration
Date June 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer - Finance and
Administration
Date June 5, 2013

By /s/ Robert G. Kubilis
Robert G. Kubilis
Chief Financial Officer and
Chief Accounting Officer
Date June 5, 2013